Net financial result (Tables)	12 Months Ended
Dec. 31, 2021
Schedule of net financial result

Financial expenses substantially include all expenses generated by net debt and cost of sales of receivables during the fiscal year, the losses relating to the measurement of derivatives by fair value, the losses with sales of financial assets, financial charges over litigations, taxes, and interest expenses over financial leasing, as well as adjustments referring to discounts.

	For the year ended December 31,
	2021	2020	2019

Financial revenues
Cash and cash equivalents interest	87	39	57
Monetary correction (assets)	93	299	175
Other financial revenues	8	5	4
Total financial revenues	188	343	236
Financial expenses
Cost of debt	(543)	(474)	(247)
Cost and discount of receivables	(51)	(31)	(34)
Monetary correction (liabilities)	(13)	(11)	(8)

Interest on leasing liabilities	(292)	(219)	(138)
Other financial expenses	(19)	(51)	(9)
Total financial expenses	(918)	(786)	(436)
Total	(730)	(443)	(200)